UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-03479

Franklin New York Tax-Free Income Fund
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/10

Item 1. Reports to Stockholders.

MAY 31, 2010 ANNUAL REPORT AND SHAREHOLDER LETTER Sign up for electronic delivery on franklintempleton.com TAX-FREE INCOME FRANKLIN NEW YORK TAX-FREE INCOME FUND

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups— Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE	Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION	Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST	At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.
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Contents

Shareholder Letter	1
Annual Report
Franklin New York Tax-Free Income Fund	4
Performance Summary	10
Your Fund’s Expenses	15
Financial Highlights and Statement of Investments	17
Financial Statements	35
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	47
Tax Designation	48
Board Members and Officers	49
Shareholder Information	54
Shareholder Letter
Dear Shareholder:
U.S. economic activity expanded for most of the fiscal year ended May 31, 2010. Although many observers considered the global recession over, most economists warned that growth would be sluggish as consumers and the financial system continued to climb out of debt.
The federal funds target rate remained unchanged over the period at a historically low range of 0% to 0.25%; however, the Federal Reserve Board (Fed) was very active and employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower. In testimony to Congress in February 2010, Chairman Bernanke once again stated that short-term rates were likely to remain exceptionally low for an extended period until the Fed feels a broader economic recovery has taken hold.
Most major financial markets showed signs of recovery, and equity markets staged a strong rally beginning in March 2009. During the spring of 2010, fears surrounding the European Monetary Union (EMU) economy undermined investor confidence in global markets, leading to significant equity market sell-offs and renewed demand for the safety of U.S. Treasury bonds. At period-end, many investors wondered whether the situation in the EMU, and Greece in particular, would lead to a wider contagion around the world.
Globally, overall inflation remained tame during the year under review. In the U.S., Chairman Bernanke began to prepare markets for the unwinding of the Fed’s accommodative policy and the exit strategy for its lending and liquidity facilities. On February 18, 2010, the Fed raised the largely symbolic discount rate to 0.75%. This first tightening move was designed to encourage banks to

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE
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borrow short-term funds from money markets rather than the central bank. At the end of March 2010, the Fed ended its year-long program of buying agency mortgage-backed securities.
The municipal bond market experienced a healthy rebound in the 12-month period under review; the Barclays Capital (BC) Municipal Bond Index returned +8.52%, and securities with maturities 22 years and longer, which make up a substantial portion of the Fund’s portfolio, returned +13.53%.1
Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is still warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges as the economy grows unevenly out of the recession. Another area of concern is the large, projected federal budget deficit and its potential long-term effect on interest rates and economic growth.
We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.
Franklin New York Tax-Free Income Fund’s annual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

1.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.
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Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.
Sincerely,
Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund
Sheila Amoroso
Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department
This letter reflects our analysis and opinions as of May 31, 2010. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.
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Annual Report
Franklin New York Tax-Free Income Fund
Your Fund’s Goal and Main Investments: Franklin New York Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal and New York state personal income taxes and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.1
Credit Quality Breakdown*
5/31/10

% of Total
Ratings	Long-Term Investments**

AAA	33.5%
AA	37.4%
A	18.5%
BBB	4.2%
Below Investment Grade	0.1%
Not Rated by S&P	6.3%

*	Standard & Poor’s (S&P) is the primary independent rating agency; Moody’s is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund’s bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**	Does not include short-term investments and other net assets.

Ratings	Moody’s	Internal
AAA or Aaa	—	0.6%
AA or Aa	2.7%	0.3%
A	1.9%	0.2%
BBB or Baa	0.1%	0.3%
Below Investment Grade	0.1%	0.1%

Total	4.8%	1.5%
We are pleased to bring you Franklin New York Tax-Free Income Fund’s annual report for the fiscal year ended May 31, 2010.

1.	For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.
4 |   Annual Report

Performance Overview
The Fund’s Class A share price, as measured by net asset value, increased from $11.34 on May 31, 2009, to $11.76 on May 31, 2010. The Fund’s Class A shares paid dividends totaling 49.63 cents per share for the reporting period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.95% based on an annualization of May’s 4.04 cent per share dividend and the maximum offering price of $12.28 on May 31, 2010. An investor in the 2010 maximum combined effective federal and New York state and City personal income tax bracket of 42.91% would need to earn a distribution rate of 6.92% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund’s income, which caused dividends to decline.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.
State Update
New York’s economy continued to improve over the 12-month period as manufacturing activity, retail and tourism strengthened. The state’s economy found further relief from billions of dollars in federal aid that propped up banks on Wall Street and fueled a rebound in the state’s vital financial services industry. Wall Street’s improved profits and bonuses in 2009 over the previous year supported state revenues. The state’s unemployment rate declined slightly and fared better than many states during the period. The unemployment rate was 8.3% in May 2010, compared with the 9.7% national rate.3 Construction had the greatest job losses as the commercial real estate and housing markets remained soft. Several sectors experienced some job growth such as education and health services and mining and logging.
The state budget, however, was challenged by declining income and sales tax revenues. New York officials worked to bridge a $3 billion budget shortfall midway through the 2009 fiscal year by implementing a package of one-time solutions, which left a $500 million gap.4 In January 2010, revenue collections came in well below estimates, further widening the gap. Governor Paterson successfully closed the gap with an additional $1.1 billion in enhanced federal fiscal relief for the state.4 For the 2010-2011 fiscal year, the governor faced a

2.	All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.	Source: Bureau of Labor Statistics.

4.	Source: Moody’s Investors Service, “High Profile New Issue: New York State,” March 2010.
Annual Report   | 5

Dividend Distributions2

Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
June 2009	4.22 cents	3.69 cents	3.71 cents	4.30 cents
July 2009	4.22 cents	3.69 cents	3.71 cents	4.30 cents
August 2009	4.22 cents	3.69 cents	3.71 cents	4.30 cents
September 2009	4.22 cents	3.69 cents	3.71 cents	4.30 cents
October 2009	4.22 cents	3.69 cents	3.71 cents	4.30 cents
November 2009	4.09 cents	3.56 cents	3.58 cents	4.17 cents
December 2009	4.09 cents	3.52 cents	3.55 cents	4.18 cents
January 2010	4.09 cents	3.52 cents	3.55 cents	4.18 cents
February 2010	4.09 cents	3.52 cents	3.55 cents	4.18 cents
March 2010	4.09 cents	3.55 cents	3.54 cents	4.17 cents
April 2010	4.04 cents	3.50 cents	3.49 cents	4.12 cents
May 2010	4.04 cents	3.50 cents	3.49 cents	4.12 cents
projected $9.2 billion deficit that delayed the budget’s adoption and pressured local governments.5 The governor worked to eliminate the gap through spending reductions and long-term reforms, including yearly reductions in school aid, health care costs and state agency spending.
One of New York’s ongoing issues was its high debt ratios. Net tax-supported debt as a percentage of personal income was 6.5% and debt per capita was $3,135, compared with the national medians of 2.5% and $936.6 New York’s debt ratios reflected the issuance of tobacco bonds and a refunding of New York City Municipal Assistance Corporation debt used to provide budget relief for the City. Moody’s Investors Service rated New York’s general obligation bonds Aa3 with a stable outlook.7 Moody’s assessment was based on its expectation the state would enact timely and largely recurring solutions to address expected budget shortfalls.
Municipal Bond Market Overview
During the 12 months ended May 31, 2010, the municipal bond market delivered solid returns to investors, as the Barclay’s Capital (BC) Municipal Bond

5.	Source: www.assembly.state.ny.us, News Release, “Assembly Speaker Sheldon Silver.” 3/26/2010.

6.	Source: Moody’s Investors Service, “Special Comment: “2010 State Debt Medians Report,” May 2010.

7.	This does not indicate Moody’s rating of the Fund.
6 |   Annual Report

Index posted a total return of +8.52%.8 In contrast, the U.S. Treasury market trailed the tax-exempt market during this reporting period with a +4.50% total return as measured by the BC U.S. Treasury Index.9
Despite municipal bonds’ relative strength, many tax-free bonds retained their pre-tax yield advantage over Treasuries. As of May 31, 2010, the 4.93% yield of the BC Municipal Bond Index: Long Component exceeded the 4.00% yield of the BC U.S. Treasury Index: Long Component.10 Investors continued to purchase municipal bond mutual fund shares even though budgetary pressures at state and local levels and concerns regarding some issuers’ abilities to repay debt were well publicized. Many municipal bonds were re-rated during the period due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales. Moody’s Investors Service and Fitch recalibrated ratings for many state and local government issuers to bring them in line with corporate and sovereign ratings. In some cases, these changes resulted in as much as a three-notch rating increase. These positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class’s historical underlying credit strength.11 Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove up the BC Baa Municipal Bond Index 13.69% and the BC Municipal Bond High Yield Index 21.01%, compared with the BC Aaa Municipal Bond Index’s +5.84% total return.12
The American Recovery and Reinvestment Act of February 2009 allowed municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This subsidy enabled municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market.

8.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.

9.	Source: © 2010 Morningstar. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

10.	Source: © 2010 Morningstar. The BC Municipal Bond Index: Long Component is the long (22+ years) component of the BC Municipal Bond Index. The BC U.S. Treasury Index: Long Component is the long component of the BC U.S. Treasury Index and covers public obligations of the U.S. Treasury with a remaining maturity of 10 years or more.

11.	Source: Moody’s Investors Service, “Special Comment: U.S. Municipal Bond Defaults and Recoveries, 1970-2009,” February 2010.

12.	Source: © 2010 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Municipal Bond High Yield Index consists of bonds that are nonrated or rated Ba1 or below. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90 and must be at least one year from their maturity date. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.
Annual Report   | 7

Portfolio Breakdown
5/31/10

% of Total
Long-Term Investments*

Transportation	23.5%
Tax-Supported	14.1%
Subject to Government Appropriations	13.6%
Utilities	12.4%
Higher Education	10.8%
Prerefunded	8.5%
General Obligation	7.7%
Other Revenue	3.3%
Hospital & Health Care	3.1%
Corporate-Backed	1.8%
Housing	1.2%

*	Does not include short-term investments and other net assets.
In May 2010, the House of Representatives modified and approved certain provisions of the Act. If these modifications become law, municipalities would continue to receive a subsidy for their taxable borrowing at 32% starting in 2011 and 30% in 2012. New-issue supply decreased to $103.5 billion in first quarter 2010 from $120.8 billion in fourth quarter 2009.13 Of the $103.5 billion in issuance, $33.7 billion, or 32.5%, was issued in the form of taxable municipals.13 This decrease in tax-free supply, at a time when many observers believed taxes are likely to rise in the future, supported the municipal bond market’s strong performance. We continued to believe these new, subsidized, taxable municipal bonds, known as Build America Bonds, may suppress future supply of tax-exempt municipal bonds as long as the government permits their use.
Given the various ratings changes, the relatively steep yield curve, and the reduced tax-exempt supply during the reporting period, we looked for opportunities to keep the portfolio fully invested in longer term bonds.
Investment Strategy
We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.
Manager’s Discussion
Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored longer term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. We sought to take advantage of strong retail demand for highly rated essential service bonds and sold some AA- and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. We also sold some of the Fund’s highly liquid prerefunded bonds at a premium as institutional investors provided

13.	Source: Thomson Reuters.
8 |   Annual Report

liquidity for municipal bonds escrowed in government securities. We used the proceeds to purchase bonds we believed were trading at very attractive relative values in the current, higher interest rate environment.
In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other exotic investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. Also, as the alternative minimum tax (AMT) affects more individuals each year, we held no bonds subject to AMT to prevent a taxable situation for individuals subject to AMT.
We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.
The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
Annual Report   | 9

Performance Summary as of 5/31/10
Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.
Price and Distribution Information

Class A (Symbol: FNYTX)		Change	5/31/10	5/31/09

Net Asset Value (NAV)		+$0.42	$11.76	$11.34
Distributions (6/1/09-5/31/10)
Dividend Income	$0.4963
Long-Term Capital Gain	$0.0139
Total	$0.5102

Class B (Symbol: FTFBX)		Change	5/31/10	5/31/09

Net Asset Value (NAV)		+$0.42	$11.74	$11.32
Distributions (6/1/09-5/31/10)
Dividend Income	$0.4312
Long-Term Capital Gain	$0.0139
Total	$0.4451

Class C (Symbol: FNYIX)		Change	5/31/10	5/31/09

Net Asset Value (NAV)		+$0.42	$11.75	$11.33
Distributions (6/1/09-5/31/10)
Dividend Income	$0.4330
Long-Term Capital Gain	$0.0139
Total	$0.4469

Advisor Class (Symbol: FNYAX)		Change	5/31/10	5/31/09

Net Asset Value (NAV)		+$0.42	$11.77	$11.35
Distributions (6/1/09-5/31/10)
Dividend Income	$0.5062
Long-Term Capital Gain	$0.0139
Total	$0.5201
10 |   Annual Report

Performance Summary (continued)
Performance
Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+8.39%	+22.96%	+70.65%
Average Annual Total Return[2]		+3.81%	+3.32%	+5.03%
Avg. Ann. Total Return (6/30/10)[3]		+4.13%	+3.18%	+4.79%
Distribution Rate[4]	3.95%
Taxable Equivalent Distribution Rate[5]	6.92%
30-Day Standardized Yield[6]	3.17%
Taxable Equivalent Yield[5]	5.55%
Total Annual Operating Expenses[7]	0.60%

Class B		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+7.80%	+19.60%	+63.18%
Average Annual Total Return[2]		+3.80%	+3.30%	+4.91%
Avg. Ann. Total Return (6/30/10)[3]		+4.07%	+3.14%	+4.78%
Distribution Rate[4]	3.58%
Taxable Equivalent Distribution Rate[5]	6.27%
30-Day Standardized Yield[6]	2.76%
Taxable Equivalent Yield[5]	4.83%
Total Annual Operating Expenses[7]	1.16%

Class C		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+7.81%	+19.62%	+61.30%
Average Annual Total Return[2]		+6.81%	+3.65%	+4.90%
Avg. Ann. Total Return (6/30/10)[3]		+7.17%	+3.50%	+4.66%
Distribution Rate[4]	3.56%
Taxable Equivalent Distribution Rate[5]	6.24%
30-Day Standardized Yield[6]	2.76%
Taxable Equivalent Yield[5]	4.83%
Total Annual Operating Expenses[7]	1.16%

Advisor Class[8]		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+8.48%	+23.50%	+72.06%
Average Annual Total Return[2]		+8.48%	+4.31%	+5.58%
Avg. Ann. Total Return (6/30/10)[3]		+8.84%	+4.17%	+5.34%
Distribution Rate[4]	4.20%
Taxable Equivalent Distribution Rate[5]	7.36%
30-Day Standardized Yield[6]	3.42%
Taxable Equivalent Yield[5]	5.99%
Total Annual Operating Expenses[7]	0.51%
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see “Funds and Performance” at franklintempleton.com or call (800) 342-5236.
Annual Report   | 11

Performance Summary (continued)
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
Average Annual Total Return

Class A	5/31/10

1-Year	+3.81%
5-Year	+3.32%
10-Year	+5.03%
     Class A (6/1/00-5/31/10)
Average Annual Total Return

Class B	5/31/10

1-Year	+3.80%
5-Year	+3.30%
10-Year	+4.91%
     Class B (6/1/00-5/31/10)
12 |   Annual Report

Performance Summary (continued)
Average Annual Total Return

Class C	5/31/10

1-Year	+6.81%
5-Year	+3.65%
10-Year	+4.90%
     Class C (6/1/00-5/31/10)
Average Annual Total Return

Advisor Class[8]	5/31/10

1-Year	+8.48%
5-Year	+4.31%
10-Year	+5.58%
     Advisor Class (6/1/00-5/31/10)8
Annual Report   | 13

Performance Summary (continued)
Endnotes
Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1.	Cumulative total return represents the change in value of an investment over the periods indicated.

2.	Average annual total return represents the average annual change in value of an investment over the periods indicated.

3.	In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4.	Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 5/31/10.

5.	Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and New York state and City personal income tax rate of 42.91%, based on the federal income tax rate of 35.00%.

6.	The 30-day standardized yield for the 30 days ended 5/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7.	Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8.	Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +50.95% and +4.87%.

9.	Source: © 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.
14 |   Annual Report

Your Fund’s Expenses
As a Fund shareholder, you can incur two types of costs:
•	Transaction costs, including sales charges (loads) on Fund purchases; and
•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.
The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.
You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:
1.	Divide your account value by $1,000. If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.” If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.
Annual Report   | 15

Your Fund’s Expenses (continued)
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 12/1/09	Value 5/31/10	Period* 12/1/09–5/31/10

Class A
Actual	$1,000	$1,038.40	$3.05
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02
Class B
Actual	$1,000	$1,036.40	$5.79
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74
Class C
Actual	$1,000	$1,035.50	$5.89
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$5.84
Advisor Class
Actual	$1,000	$1,039.70	$2.59
Hypothetical (5% return before expenses)	$1,000	$1,022.39	$2.57

*	Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; B: 1.14%; C: 1.16%; and Advisor: 0.51%), multiplied by the average account value over the period, multiplied 182/365 to reflect the one-half year period.
16 |   Annual Report

Franklin New York Tax-Free Income Fund
Financial Highlights

	Year Ended May 31,
Class A	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.34	$11.61	$11.69	$11.72	$12.01

Income from investment operations[a]:
Net investment income[b]	0.49	0.50	0.51	0.51	0.52
Net realized and unrealized gains (losses)	0.44	(0.21)	(0.06)	(0.02)	(0.29)

Total from investment operations	0.93	0.29	0.45	0.49	0.23

Less distributions from:
Net investment income	(0.50)	(0.51)	(0.51)	(0.51)	(0.52)
Net realized gains	(0.01)	(0.05)	(0.02)	(0.01)	—

Total distributions	(0.51)	(0.56)	(0.53)	(0.52)	(0.52)

Redemption fees[c]	—	— [d]	— [d]	— [d]	— [d]

Net asset value, end of year	$11.76	$11.34	$11.61	$11.69	$11.72

Total return[e]	8.39%	2.72%	3.92%	4.25%	1.95%

Ratios to average net assets
Expenses	0.60%	0.60%	0.60%	0.61%	0.60%
Net investment income	4.24%	4.53%	4.38%	4.37%	4.41%

Supplemental data
Net assets, end of year (000’s)	$5,487,829	$4,831,851	$4,701,098	$4,411,763	$4,351,378
Portfolio turnover rate	13.21%	13.12%	11.88%	5.59%	9.71%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
Annual Report   |   The accompanying notes are an integral part of these financial statements.   | 17

Franklin New York Tax-Free Income Fund
Financial Highlights (continued)

	Year Ended May 31,
Class B	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.32	$11.58	$11.67	$11.70	$11.99

Income from investment operations[a]:
Net investment income[b]	0.43	0.44	0.44	0.45	0.45
Net realized and unrealized gains (losses)	0.43	(0.21)	(0.07)	(0.02)	(0.29)

Total from investment operations	0.86	0.23	0.37	0.43	0.16

Less distributions from:
Net investment income	(0.43)	(0.44)	(0.44)	(0.45)	(0.45)
Net realized gains	(0.01)	(0.05)	(0.02)	(0.01)	—

Total distributions	(0.44)	(0.49)	(0.46)	(0.46)	(0.45)

Redemption fees[c]	—	— [d]	— [d]	— [d]	— [d]

Net asset value, end of year	$11.74	$11.32	$11.58	$11.67	$11.70

Total return[e]	7.80%	2.23%	3.26%	3.67%	1.38%

Ratios to average net assets
Expenses	1.15%	1.16%	1.16%	1.17%	1.16%
Net investment income	3.69%	3.97%	3.82%	3.81%	3.85%

Supplemental data
Net assets, end of year (000’s)	$68,393	$112,001	$148,693	$178,205	$207,209
Portfolio turnover rate	13.21%	13.12%	11.88%	5.59%	9.71%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
18 |   The accompanying notes are an integral part of these financial statements.   |   Annual Report

Franklin New York Tax-Free Income Fund
Financial Highlights (continued)

	Year Ended May 31,
Class C	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.33	$11.60	$11.69	$11.71	$12.00

Income from investment operations[a]:
Net investment income[b]	0.43	0.44	0.44	0.45	0.45
Net realized and unrealized gains (losses)	0.43	(0.22)	(0.07)	(0.01)	(0.29)

Total from investment operations	0.86	0.22	0.37	0.44	0.16

Less distributions from:
Net investment income	(0.43)	(0.44)	(0.44)	(0.45)	(0.45)
Net realized gains	(0.01)	(0.05)	(0.02)	(0.01)	—

Total distributions	(0.44)	(0.49)	(0.46)	(0.46)	(0.45)

Redemption fees[c]	—	— [d]	— [d]	— [d]	— [d]

Net asset value, end of year	$11.75	$11.33	$11.60	$11.69	$11.71

Total return[e]	7.81%	2.15%	3.26%	3.76%	1.38%

Ratios to average net assets
Expenses	1.16%	1.16%	1.16%	1.17%	1.16%
Net investment income	3.68%	3.97%	3.82%	3.81%	3.85%

Supplemental data
Net assets, end of year (000’s)	$857,413	$535,898	$398,418	$272,837	$245,444
Portfolio turnover rate	13.21%	13.12%	11.88%	5.59%	9.71%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
Annual Report   |   The accompanying notes are an integral part of these financial statements.   | 19

Franklin New York Tax-Free Income Fund
Financial Highlights (continued)

	Year Ended May 31,
Advisor Class	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.35	$11.61	$11.70	$11.73	$12.02

Income from investment operations[a]:
Net investment income[b]	0.50	0.51	0.52	0.53	0.53
Net realized and unrealized gains (losses)	0.44	(0.20)	(0.07)	(0.02)	(0.29)

Total from investment operations	0.94	0.31	0.45	0.51	0.24

Less distributions from:
Net investment income	(0.51)	(0.52)	(0.52)	(0.53)	(0.53)
Net realized gains	(0.01)	(0.05)	(0.02)	(0.01)	—

Total distributions	(0.52)	(0.57)	(0.54)	(0.54)	(0.53)

Redemption fees[c]	—	— [d]	— [d]	— [d]	— [d]

Net asset value, end of year	$11.77	$11.35	$11.61	$11.70	$11.73

Total return	8.48%	2.90%	3.93%	4.34%	2.04%

Ratios to average net assets
Expenses	0.51%	0.51%	0.51%	0.52%	0.51%
Net investment income	4.33%	4.62%	4.47%	4.46%	4.50%

Supplemental data
Net assets, end of year (000’s)	$185,720	$102,034	$84,781	$61,547	$44,308
Portfolio turnover rate	13.21%	13.12%	11.88%	5.59%	9.71%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.
20 |   The accompanying notes are an integral part of these financial statements.   |   Annual Report

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010

	Principal Amount	Value

Municipal Bonds 99.2%
New York 91.4%
Albany Housing Authority Limited Obligation Revenue, Refunding, 6.25%, 10/01/12	$3,340,000	$3,346,346
Albany IDA Civic Facility Revenue,
Albany Medical Center Project, 6.00%, 5/01/19	1,170,000	1,171,357
Albany Medical Center Project, 6.00%, 5/01/29	1,460,000	1,352,690
St. Peter’s Hospital Project, Series A, 5.25%, 11/15/27	5,000,000	4,988,550
St. Peter’s Hospital Project, Series A, 5.25%, 11/15/32	5,000,000	4,846,050
St. Peter’s Hospital Project, Series E, 5.50%, 11/15/27	1,135,000	1,150,879
St. Peter’s Hospital Project, Series E, 5.25%, 11/15/32	1,150,000	1,114,592
St. Rose Project, Series A, AMBAC Insured, Pre-Refunded, 5.375%, 7/01/31	2,750,000	2,927,788
Albany Parking Authority Revenue,
Refunding, Series A, 5.625%, 7/15/20	555,000	590,892
Refunding, Series A, 5.625%, 7/15/25	415,000	441,838
Series A, Pre-Refunded, 5.625%, 7/15/20	695,000	739,570
Series A, Pre-Refunded, 5.625%, 7/15/25	585,000	622,516
Amherst Development Corp. Student Housing Facility Revenue, University of Buffalo Foundation Facility, Student Housing Corp., Series A, AGMC Insured, 5.00%,
10/01/40	3,000,000	3,072,780
10/01/45	3,800,000	3,845,638
Amherst IDA Civic Facility Revenue, University of Buffalo Foundation Faculty-Student Housing Corp.,
Series A, AMBAC Insured, 5.125%, 8/01/20	1,410,000	1,452,356
Series A, AMBAC Insured, 5.25%, 8/01/31	5,055,000	5,078,000
Series B, AMBAC Insured, 5.625%, 8/01/20	1,690,000	1,730,898
Series B, AMBAC Insured, 5.75%, 8/01/25	3,050,000	3,123,261
Series B, AMBAC Insured, 5.75%, 8/01/30	3,440,000	3,520,427
Series B, AMBAC Insured, 5.25%, 8/01/31	1,000,000	1,004,550
Battery Park City Authority Revenue, Refunding, Series A, 5.00%,
11/01/24	9,000,000	9,798,840
11/01/25	12,000,000	12,991,200
11/01/26	14,250,000	15,392,992
Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17	3,845,000	4,236,267
Dutchess County IDA Civic Facility Revenue, Vassar College Project, Pre-Refunded, 5.35%, 9/01/40	16,000,000	17,087,360
Geneva IDA Civic Facilities Revenue, Colleges of the Seneca Project, AMBAC Insured,
5.00%, 9/01/21	2,835,000	2,930,596
5.125%, 9/01/31	5,045,000	5,177,684
Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility, 5.00%,
10/01/30	3,000,000	3,063,060
10/01/35	1,500,000	1,513,155
Hudson Yards Infrastructure Corp. Revenue, Series A, 5.00%, 2/15/47	40,000,000	39,012,000
Long Island Power Authority Electric System Revenue,
General, Refunding, Series A, 6.00%, 5/01/33	42,000,000	47,703,600
General, Refunding, Series B, 5.00%, 12/01/35	5,000,000	5,090,650
General, Series A, AMBAC Insured, 5.00%, 9/01/34	20,670,000	21,095,802
General, Series C, 5.00%, 9/01/35	16,000,000	16,386,400
Series A, AMBAC Insured, 5.00%, 9/01/29	24,000,000	24,606,480
Series C, BHAC Insured, 5.00%, 9/01/35	5,000,000	5,273,550
Madison County Capital Resources Corp., Colgate University Project, Series A, 5.00%, 7/01/40	5,250,000	5,569,883
Annual Report   | 21

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
Madison County IDA Civic Facility Revenue, Colgate University Project, Series B, 5.00%, 7/01/33	$2,000,000	$2,050,900
Middleburg Central School District GO, NATL RE, FGIC Insured,
4.60%, 8/15/17	1,045,000	1,064,458
4.625%, 8/15/18	1,155,000	1,176,564
4.625%, 8/15/19	1,210,000	1,232,591
4.75%, 8/15/20	1,270,000	1,294,028
4.75%, 8/15/21	1,330,000	1,355,164
Montgomery County IDA Lease Revenue, Hamilton Fulton Montgomery Board of Cooperative Educational Services Project, Series A, XLCA Insured, 5.00%,
7/01/29	5,710,000	5,320,235
7/01/34	3,000,000	2,672,100
MTA Commuter Facilities Revenue,
Series 8, Pre-Refunded, 5.50%, 7/01/21	5,000,000	5,699,850
Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/28	8,655,000	9,106,964
Series A, Pre-Refunded, 5.25%, 7/01/28	18,300,000	19,286,187
Series R, Pre-Refunded, 5.50%, 7/01/17	2,000,000	2,373,560
MTA Dedicated Tax Fund Revenue,
Refunding, Series A, 5.00%, 11/15/30	25,000,000	25,718,500
Series A, 5.50%, 11/15/39	22,845,000	24,618,686
Series A, AGMC Insured, 5.00%, 11/15/28	41,575,000	42,907,894
Series A, AGMC Insured, 5.00%, 11/15/32	71,685,000	73,745,227
Series A, AGMC Insured, Pre-Refunded, 5.00%, 4/01/29	25,800,000	29,910,456
Series A, NATL Insured, 5.00%, 11/15/35	66,430,000	68,270,111
Series A, NATL Insured, Pre-Refunded, 5.25%, 4/01/26	20,500,000	20,834,765
Series B, 5.00%, 11/15/34	63,750,000	66,880,762
Series B, NATL Insured, 4.75%, 11/15/26	5,200,000	5,351,112
Series B, NATL Insured, 5.00%, 11/15/31	40,000,000	41,356,800
MTA Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 11/15/30	68,130,000	70,088,056
Refunding, Series A, NATL Insured, 5.125%, 11/15/31	15,000,000	15,428,550
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 11/15/25	21,510,000	22,271,024
Refunding, Series A, NATL RE, FGIC Insured, 5.25%, 11/15/31	34,000,000	35,069,980
Refunding, Series E, 5.25%, 11/15/31	15,000,000	15,472,050
Refunding, Series U, NATL RE, FGIC Insured, 5.125%, 11/15/31	5,000,000	5,142,850
Series A, 5.00%, 11/15/37	48,000,000	48,235,680
Series A, NATL RE, FGIC Insured, 5.00%, 11/15/32	10,355,000	10,581,567
Series B, 5.125%, 11/15/24	20,000,000	21,214,200
Series B, 5.00%, 11/15/37	25,000,000	25,200,250
Series B, Pre-Refunded, 5.25%, 11/15/32	28,720,000	32,838,448
Transportation, Series A, 5.00%, 11/15/35	43,895,000	44,619,267
Transportation, Series C, 6.50%, 11/15/28	15,000,000	17,525,400
Transportation, Series F, 5.00%, 11/15/35	11,000,000	11,156,750
MTA Service Contract Revenue,
Commuter Facilities, Series 7, ETM, zero cpn., 7/01/10	7,500,000	7,495,725
Commuter Facilities, Series 7, ETM, zero cpn., 7/01/11	7,590,000	7,529,811
Commuter Facilities, Series 7, ETM, zero cpn., 7/01/13	2,065,000	1,979,426
Refunding, Series A, 5.125%, 1/01/29	33,105,000	34,045,844
Refunding, Series A, AMBAC Insured, 5.25%, 7/01/31	50,000,000	51,393,500
22 |   Annual Report

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
MTA Service Contract Revenue, (continued)
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/25	$12,760,000	$13,236,076
Series B, 5.375%, 1/01/30	50,000,000	51,598,000
Series B, NATL Insured, 5.00%, 1/01/31	22,290,000	22,800,887
Transit Facilities, Series 7, ETM, zero cpn., 7/01/10	9,000,000	8,994,870
Transit Facilities, Series 7, ETM, zero cpn., 7/01/12	15,380,000	15,055,174
Transit Facilities, Series 7, ETM, zero cpn., 7/01/13	7,935,000	7,606,174
Nassau County GO,
General Improvement, Series C, Assured Guaranty, 5.125%, 10/01/35	27,210,000	28,918,244
General Improvement, Series C, Assured Guaranty, 5.25%, 10/01/39	28,190,000	30,138,775
Sewer and Storm Water Resources, Series D, Assured Guaranty, 5.25%, 10/01/39	7,620,000	8,146,771
New York City GO,
Citysavers, Series B, zero cpn., 8/01/10	2,690,000	2,688,574
Citysavers, Series B, zero cpn., 6/01/12	1,030,000	1,074,733
Citysavers, Series B, zero cpn., 12/01/12	1,030,000	1,064,093
Citysavers, Series B, zero cpn., 6/01/13	1,030,000	1,050,961
Citysavers, Series B, zero cpn., 12/01/13	1,030,000	1,041,845
Citysavers, Series B, zero cpn., 6/01/14	1,030,000	1,023,048
Citysavers, Series B, zero cpn., 12/01/14	1,030,000	1,008,473
Citysavers, Series B, zero cpn., 6/01/15	1,030,000	986,277
Citysavers, Series B, zero cpn., 12/01/15	1,030,000	961,783
Citysavers, Series B, zero cpn., 6/01/16	1,030,000	936,703
Citysavers, Series B, zero cpn., 12/01/16	1,030,000	917,823
Citysavers, Series B, zero cpn., 6/01/17	1,030,000	893,515
Citysavers, Series B, zero cpn., 12/01/17	1,030,000	875,387
Citysavers, Series B, zero cpn., 6/01/18	1,030,000	854,344
Citysavers, Series B, zero cpn., 12/01/18	1,005,000	807,950
Citysavers, Series B, zero cpn., 12/01/19	1,030,000	789,825
Citysavers, Series B, zero cpn., 6/01/20	10,000,000	6,959,400
Fiscal 2003, Series I, 5.00%, 3/01/29	10,000,000	10,330,500
Fiscal 2003, Series I, 5.00%, 3/01/30	14,785,000	15,250,136
Refunding, 5.50%, 5/15/24	975,000	987,334
Refunding, Series D, 5.125%, 8/01/19	1,980,000	2,011,700
Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22	15,000,000	16,201,800
Series B, 7.00%, 2/01/18	25,000	25,098
Series B, zero cpn., 6/01/19	1,030,000	803,997
Series C, 7.00%, 2/01/12	705,000	712,092
Series C, AGMC Insured, Pre-Refunded, 5.125%, 3/15/25	6,335,000	6,852,126
Series D, 8.00%, 8/01/17	5,000	5,054
Series D, 7.50%, 2/01/18	5,000	5,021
Series D, 5.50%, 6/01/24	16,160,000	16,878,958
Series D, 5.125%, 12/01/28	5,230,000	5,586,791
Series D, 5.00%, 10/15/29	5,000,000	5,200,550
Series D, 5.00%, 11/01/34	5,000,000	5,185,850
Series D, Pre-Refunded, 5.125%, 8/01/19	5,000	5,089
Series D, Pre-Refunded, 5.50%, 6/01/24	7,785,000	8,543,415
Series E, Sub Series E-1, 6.00%, 10/15/23	7,000,000	8,237,250
Series E, Sub Series E-1, 6.25%, 10/15/28	10,000,000	11,772,700
Series F, 5.30%, 1/15/26	24,070,000	25,247,986
Annual Report   | 23

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Series F, Pre-Refunded, 5.30%, 1/15/26	$20,930,000	$23,323,345
Series H, 7.20%, 2/01/15	5,000	5,021
Series H, AGMC Insured, 5.375%, 8/01/27	125,000	125,526
Series H, NATL Insured, 5.125%, 8/01/25	80,000	80,310
Series I, Sub Series I-1, 5.375%, 4/01/36	17,500,000	18,989,075
Series J, Sub Series J-1, 5.00%, 5/15/33	19,500,000	20,460,375
Series J, Sub Series J-1, 5.00%, 5/15/36	7,895,000	8,236,222
Series J, Sub Series J-1, AMBAC Insured, 5.00%, 6/01/23	20,000,000	21,564,600
Series M, 5.00%, 4/01/35	10,000,000	10,345,700
New York City HDC, MFHR, Series C-1,
5.25%, 11/01/29	6,110,000	6,370,653
5.50%, 11/01/34	3,000,000	3,170,730
5.55%, 11/01/39	3,300,000	3,482,490
5.70%, 11/01/46	12,500,000	13,233,000
New York City IDA Civic Facility Revenue,
Ethical Culture School Project, Series B-1, XLCA Insured, 5.00%, 6/01/35	7,820,000	6,732,785
Institute of International Education Inc. Project, 5.25%, 9/01/21	1,530,000	1,562,237
Institute of International Education Inc. Project, 5.25%, 9/01/31	5,235,000	5,291,747
New York University Project, AMBAC Insured, 5.00%, 7/01/31	18,000,000	18,174,240
Staten Island University Hospital Project, Series A, 6.375%, 7/01/31	3,730,000	3,744,472
New York City IDAR,
Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/39	8,000,000	7,091,200
Yankee Stadium Project, Pilot, Assured Guaranty, 7.00%, 3/01/49	15,000,000	17,390,700
New York City Municipal Finance Authority Revenue, Series D, AGMC Insured, 5.00%, 6/15/38	59,000,000	62,360,640
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Fiscal 2004, Refunding, Series C, 5.00%, 6/15/35	10,000,000	10,368,900
Fiscal 2008, Refunding, Series A, 5.00%, 6/15/38	52,000,000	55,225,560
Refunding, Series A, 5.00%, 6/15/39	34,950,000	36,302,565
Refunding, Series B, 6.10%, 6/15/31	11,005,000	11,135,739
Refunding, Series B, 6.00%, 6/15/33	6,040,000	6,111,514
Refunding, Series B, 5.00%, 6/15/36	26,700,000	27,785,355
Refunding, Series D, 5.00%, 6/15/37	4,865,000	5,080,228
Refunding, Series D, AMBAC Insured, 5.00%, 6/15/39	7,900,000	8,205,730
Refunding, Series E, NATL Insured, 5.125%, 6/15/31	34,175,000	35,225,198
Second General Resolution, Refunding, Series AA, 5.00%, 6/15/37	20,860,000	22,167,088
Second General Resolution, Refunding, Series GG-1, 5.00%, 6/15/39	48,590,000	51,150,207
Second General Resolution, Series AA, 4.75%, 6/15/37	40,000,000	40,480,400
Series A, 5.75%, 6/15/40	6,550,000	7,456,193
Series A, FGIC Insured, Pre-Refunded, 5.25%, 6/15/33	7,000,000	7,357,980
Series B, 5.00%, 6/15/26	25,000,000	25,599,750
Series B, 5.00%, 6/15/36	25,000,000	26,383,000
Series B, Pre-Refunded, 6.10%, 6/15/31	3,995,000	4,042,700
Series B, Pre-Refunded, 6.00%, 6/15/33	10,260,000	10,382,094
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2007, Series S-2, NATL RE, FGIC Insured, 5.00%, 1/15/37	22,000,000	22,660,440
Fiscal 2008, Refunding, Series S-1, 5.00%, 1/15/34	75,000,000	77,832,750
Fiscal 2009, Series S-1, 5.75%, 7/15/38	30,000,000	33,540,600
24 |   Annual Report

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority Building Aid Revenue, (continued)
Fiscal 2009, Series S-2, 6.00%, 7/15/38	$50,000,000	$57,318,000
Fiscal 2009, Series S-3, 5.25%, 1/15/39	29,485,000	31,504,722
Fiscal 2009, Series S-4, 5.75%, 1/15/39	30,000,000	33,584,400
Fiscal 2009, Series S-5, 5.25%, 1/15/39	27,000,000	28,849,500
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Refunding, Series B, 5.00%, 5/01/30	7,285,000	7,563,797
Future Tax Secured, Refunding, Series B, AMBAC Insured, 5.00%, 5/01/30	2,900,000	3,010,983
Future Tax Secured, Series A, 5.00%, 5/01/30	14,400,000	15,571,008
Future Tax Secured, Series A, 5.25%, 8/01/31	28,205,000	29,376,636
Future Tax Secured, Series A, 5.00%, 5/01/34	20,000,000	21,163,200
Future Tax Secured, Series A, 5.00%, 5/01/38	20,000,000	21,056,800
Future Tax Secured, Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28	260,000	271,281
Future Tax Secured, Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28	15,805,000	16,112,407
Future Tax Secured, Series A, Pre-Refunded, 5.25%, 5/01/31	460,000	481,004
Future Tax Secured, Series A, Pre-Refunded, 5.25%, 8/01/31	2,400,000	2,726,232
Future Tax Secured, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 5/01/30	100,000	107,460
Future Tax Secured, Series B, NATL Insured, Pre-Refunded, 5.00%, 8/01/32	10,000	11,282
Future Tax Secured, Series B, Pre-Refunded, 5.00%, 5/01/30	235,000	252,531
Future Tax Secured, Series C, NATL Insured, 5.00%, 5/01/29	5,000	5,038
Future Tax Secured, Series D, 5.00%, 2/01/27	62,025,000	64,767,745
Future Tax Secured, Series E, 5.00%, 2/01/25	3,245,000	3,400,338
Future Tax Secured, Series E, 5.00%, 2/01/27	10,000,000	10,442,200
Future Tax Secured, Series E, 5.00%, 2/01/33	8,895,000	9,126,003
Future Tax Secured, Series E, Pre-Refunded, 5.00%, 2/01/25	1,755,000	1,947,699
Refunding, Series B, NATL Insured, 5.00%, 8/01/32	14,990,000	15,470,579
New York City Trust for Cultural Resources Revenue,
Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31	15,500,000	15,924,855
Wildlife Conservation Society, NATL RE, FGIC Insured, 5.00%, 2/01/34	10,500,000	10,850,175
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC Insured, 5.00%,
11/15/35	33,130,000	33,364,560
11/15/44	31,000,000	31,219,480
New York GO, Refunding, Series C, 5.00%,
8/01/24	10,000,000	10,936,800
8/01/25	7,575,000	8,235,692
8/01/26	2,190,000	2,368,704
New York IDA Parking Facility Revenue, Royal Charter Presbyterian, AGMC Insured, 5.25%, 12/15/32	1,525,000	1,575,020
New York Liberty Development Corp. Revenue,
5.50%, 10/01/37	27,000,000	28,253,610
Goldman Sachs Headquarters, 5.25%, 10/01/35	86,360,000	86,594,036
New York State Dormitory Authority Lease Revenue,
Mental Health Services Facilities, Refunding, Series A, 5.00%, 8/15/22	5,740,000	6,261,823
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/33	12,650,000	12,753,477
State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.50%, 7/01/27	2,000,000	2,112,040
State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.10%, 7/01/31	7,700,000	8,098,244
State University Dormitory Facilities, Pre-Refunded, 5.00%, 7/01/32	5,500,000	6,001,325
Annual Report   | 25

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Lease Revenue, (continued)
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	$7,250,000	$7,468,370
State University Dormitory Facilities, Series A, Pre-Refunded, 6.00%, 7/01/30	5,750,000	5,833,030
New York State Dormitory Authority Personal Income Tax Revenue, Series A, 5.00%, 3/15/38	5,000,000	5,279,700
New York State Dormitory Authority Revenue,
City University System, Consolidated Fourth General Resolution, Series A, Pre-Refunded, 5.25%, 7/01/31	12,000,000	12,639,960
FGIC Insured, Pre-Refunded, 5.125%, 5/15/31	22,000,000	24,203,520
Mental Health Services Facilities Improvement, Series B, 5.00%, 2/15/33	35,000,000	35,695,450
Mental Health Services Facilities Improvement, Series B, NATL Insured, Pre-Refunded, 5.25%, 8/15/31	3,975,000	4,210,996
Mental Health Services Facilities Improvement, Series D, AGMC Insured, Pre-Refunded, 5.50%, 2/15/21	1,015,000	1,025,576
Mental Health Services Facilities Improvement, Series D, AGMC Insured, Pre-Refunded, 5.50%, 8/15/21	2,065,000	2,086,517
Mental Health Services Facilities Improvement, Series D, AGMC Insured, Pre-Refunded, 5.25%, 8/15/30	4,460,000	4,504,288
Mortgage, St. Barnabas, Series A, FHA Insured, 5.125%, 2/01/22	4,000,000	4,096,240
Mortgage, St. Barnabas, Series A, FHA Insured, 5.00%, 2/01/31	5,500,000	5,535,420
North Shore L.I. Jewish Obligated Group, Pre-Refunded, 5.50%, 5/01/33	2,500,000	2,835,875
School Districts Financing Program, Series A, NATL Insured, 5.00%, 4/01/31	9,500,000	9,670,525
Teachers College, NATL Insured, 5.00%, 7/01/22	2,885,000	2,976,772
Teachers College, NATL Insured, 5.00%, 7/01/32	6,000,000	6,088,380
Upstate Community Colleges, Series A, 5.00%, 7/01/27	3,720,000	3,776,656
New York State Dormitory Authority Revenues,
Buena Vida Nursing Home, Series A, 5.25%, 7/01/28	4,730,000	4,733,642
City University System, Consolidated, Third General Resolution, Refunding, Series 1, FGIC Insured, 5.25%, 7/01/25	4,100,000	4,100,861
City University System, Consolidated Second General Resolution, Refunding, Series C, 7.50%, 7/01/10	2,995,000	3,010,304
Fashion Institute of Technology Student Housing Corp., FGIC Insured, Pre-Refunded, 5.00%, 7/01/29	9,700,000	11,137,443
Fashion Institute of Technology Student Housing Corp., FGIC Insured, Pre-Refunded, 5.125%, 7/01/34	15,000,000	17,297,250
Fordham University, Refunding, NATL Insured, 5.00%, 7/01/28	490,000	489,966
Good Samaritan Hospital Medical Center, Series A, NATL Insured, 5.50%, 7/01/24	5,000,000	5,027,250
Mental Health Services Facilities Improvement, Series A, AMBAC Insured, 5.00%, 2/15/30	5,000,000	5,198,950
Montefiore Hospital, NATL RE, FGIC Insured, 5.00%, 8/01/29	5,995,000	6,211,180
New School University, NATL Insured, 5.00%, 7/01/31	2,500,000	2,520,000
New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39	4,900,000	4,935,133
New York University, Series 2, AMBAC Insured, 5.00%, 7/01/26	3,500,000	3,553,095
New York University, Series 2, AMBAC Insured, 5.00%, 7/01/31	5,000,000	5,060,500
New York University, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/34	15,200,000	15,605,080
Non-State Supported Debt, Brooklyn Law School, Refunding, 5.75%, 7/01/33	3,750,000	4,116,525
Non-State Supported Debt, Columbia University, 5.00%, 7/01/38	24,650,000	26,459,556
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/34	10,000,000	10,668,300
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/39	22,000,000	23,248,280
26 |   Annual Report

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
[a]Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/40	$50,000,000	$52,958,500
Non-State Supported Debt, Cornell University, Series C, 5.00%, 7/01/37	13,500,000	14,413,815
Non-State Supported Debt, Fashion Institute Student Housing Corp., NATL RE, FGIC Insured, 5.25%, 7/01/34	13,220,000	13,023,947
Non-State Supported Debt, Fordham University, NATL RE, FGIC Insured, 5.00%, 7/01/27	2,435,000	2,504,057
Non-State Supported Debt, Fordham University, NATL RE, FGIC Insured, 5.00%, 7/01/32	3,125,000	3,186,625
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 5.00%, 7/01/33	9,000,000	9,388,350
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,171,000
Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.125%, 7/01/37	3,000,000	3,061,410
Non-State Supported Debt, Hospital for Special Surgery, NATL Insured, 5.00%, 8/15/29	7,750,000	7,866,095
Non-State Supported Debt, Hospital for Special Surgery, NATL Insured, 5.00%, 8/15/33	5,200,000	5,219,032
Non-State Supported Debt, Long Island University, Refunding, Radian Insured, 5.125%, 9/01/23	1,700,000	1,709,741
Non-State Supported Debt, Long Island University, Refunding, Radian Insured, 5.25%, 9/01/28	1,420,000	1,426,674
Non-State Supported Debt, Montefiore Medical Center, NATL RE, FGIC Insured, 5.00%, 2/01/28	10,060,000	10,302,748
Non-State Supported Debt, Mortgage Hospital, Montefiore, FHA Insured, 5.00%, 8/01/24	2,500,000	2,599,800
Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding, NATL Insured, 5.00%, 7/01/35	5,000,000	5,029,400
Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding, Series 2, Sub Series 2-4, 5.00%, 1/15/27	5,000,000	5,208,550
Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding, Series 2, Sub Series 2-4, 5.00%, 1/15/28	5,000,000	5,185,600
Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding, Series 2, Sub Series 2-5, 5.00%, 1/15/32	20,000,000	20,560,000
Non-State Supported Debt, New York and Presbyterian Hospital, AGMC Insured, 5.00%, 8/15/36	14,185,000	14,501,751
Non-State Supported Debt, New York University, AMBAC Insured, 5.00%, 7/01/26	5,475,000	5,868,707
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/38	22,800,000	23,989,932
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/39	20,000,000	21,057,800
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%, 7/01/27	5,470,000	5,838,842
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%, 7/01/32	5,000,000	5,286,450
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%, 7/01/37	30,805,000	32,260,844
Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/38	26,995,000	28,403,869
Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/39	19,650,000	20,689,288
Non-State Supported Debt, New York University, Series B, 5.25%, 7/01/48	49,665,000	52,334,494
Non-State Supported Debt, New York University, Series C, 5.00%, 7/01/38	25,000,000	26,304,750
Annual Report   | 27

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E, 5.00%, 5/01/21	$5,590,000	$5,864,245
Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E, 5.00%, 5/01/22	2,300,000	2,399,015
Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E, 5.00%, 5/01/23	2,150,000	2,232,926
Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E, 5.50%, 5/01/33	3,000,000	3,102,300
Non-State Supported Debt, North Shore L.I. Jewish, Series A, 5.25%, 5/01/25	3,000,000	3,074,340
Non-State Supported Debt, North Shore L.I. Jewish, Series A, 5.25%, 5/01/30	8,750,000	8,987,650
Non-State Supported Debt, North Shore L.I. Jewish, Series A, 5.50%, 5/01/30	3,000,000	3,135,180
Non-State Supported Debt, North Shore L.I. Jewish, Series A, 5.50%, 5/01/37	13,000,000	13,433,810
Non-State Supported Debt, North Shore L.I. Jewish Obligated Group, Series A, 5.00%, 5/01/32	6,250,000	6,257,813
Non-State Supported Debt, Ozanam Hall of Queens Nursing Home, 5.00%, 11/01/26	2,665,000	2,658,977
Non-State Supported Debt, Ozanam Hall of Queens Nursing Home, 5.00%, 11/01/31	2,500,000	2,478,475
Non-State Supported Debt, Residential Institution for Children, 5.00%, 6/01/38	5,000,000	5,173,100
Non-State Supported Debt, School District Financing Program, Series C, AGMC Insured, 5.00%, 10/01/37	6,550,000	6,760,386
Non-State Supported Debt, School Districts Bond Financing, Refunding, Series C, NATL Insured, 5.00%, 4/01/35	7,525,000	7,781,828
Non-State Supported Debt, School Districts Bond Financing, Series B, NATL Insured, 5.00%, 10/01/34	5,000,000	5,131,250
[a]Non-State Supported Debt, School Districts Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/21	5,000,000	5,567,100
[a]Non-State Supported Debt, School Districts Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	16,945,000	18,531,391
[a]Non-State Supported Debt, School Districts Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/24	12,730,000	13,820,197
[a]Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured, 5.00%, 10/01/22	7,145,000	7,884,293
Non-State Supported Debt, School Districts Financing Program, Series C, Assured Guaranty, 5.00%, 10/01/31	4,000,000	4,295,760
Non-State Supported Debt, School Districts Financing Program, Series C, Assured Guaranty, 5.125%, 10/01/36	5,000,000	5,329,750
Non-State Supported Debt, Student Housing Corp., NATL RE, FGIC Insured, 5.25%, 7/01/26	6,105,000	6,431,190
Non-State Supported Debt, The New York Hospital Medical Center of Queens, FHA Insured, 4.75%, 2/15/37	5,000,000	4,704,300
Non-State Supported Debt, University Rochester, Series A, 5.125%, 7/01/39	10,500,000	11,072,355
Non-State Supported Debt, Vassar College, 5.00%, 7/01/49	11,000,000	11,486,640
Non-State Supported Debt, Yeshiva University, Refunding, 5.00%, 9/01/38	14,535,000	15,213,058
Rockefeller University, Series A, Sub Series A1, 5.00%, 7/01/32	11,500,000	11,758,980
Skidmore College, NATL RE, FGIC Insured, 5.00%, 7/01/33	6,565,000	6,757,223
St. John’s University, Series A, NATL Insured, Pre-Refunded, 5.25%, 7/01/25	5,310,000	5,646,123
State Rehabilitation Assn., Series A, AMBAC Insured, 5.00%, 7/01/23	1,725,000	1,789,067
State Supported Debt, AGMC Insured, 5.00%, 2/15/33	13,280,000	13,493,410
State Supported Debt, AGMC Insured, 5.00%, 2/15/38	22,260,000	22,437,190
28 |   Annual Report

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
State Supported Debt, Mental Health, Refunding, Series D, NATL Insured, 5.00%, 8/15/17	$2,250,000	$2,250,630
State Supported Debt, Mental Health, Series D, AGMC Insured, Pre-Refunded, 5.50%, 2/15/21	95,000	95,990
State Supported Debt, Mental Health, Series D, AGMC Insured, Pre-Refunded, 5.25%, 8/15/30	165,000	166,638
State Supported Debt, Mental Health, Series D, AGMC Insured, Pre-Refunded, 5.50%, 8/15/21	205,000	207,136
State Supported Debt, Mental Health Facilities, Series B, 5.00%, 2/15/28	7,690,000	7,972,992
State Supported Debt, Mental Health Facilities, Series B, Pre-Refunded, 5.00%, 2/15/28	1,505,000	1,692,704
State Supported Debt, Mental Health Services, Series D, AGMC Insured, 5.25%, 8/15/30	145,000	145,412
State Supported Debt, Mental Health Services, Series D, AGMC Insured, Pre-Refunded, 5.50%, 2/15/21	70,000	70,729
State Supported Debt, Mental Health Services, Series D, AGMC Insured, Pre-Refunded, 5.25%, 8/15/30	230,000	232,284
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/32	28,000,000	28,460,040
State Supported Debt, Mental Health Services Facilities Improvement, Series B, AGMC Insured, 5.00%, 2/15/32	8,680,000	8,822,612
State Supported Debt, Mental Health Services Facilities Improvement, Series B, NATL Insured, 5.25%, 8/15/31	3,640,000	3,675,963
State Supported Debt, Mental Health Services Facilities Improvement, Series B, NATL Insured, Pre-Refunded, 5.25%, 8/15/31	2,385,000	2,526,597
State Supported Debt, Mental Health Services Facilities Improvement, Series E, 5.00%, 2/15/30	12,100,000	12,581,459
State Supported Debt, State University Dormitory Facilities, 5.00%, 7/01/33	14,210,000	14,921,921
State Supported Debt, State University Dormitory Facilities, 5.00%, 7/01/38	10,785,000	11,272,806
State Supported Debt, Upstate Community Colleges, 6.00%, 7/01/31	20,000,000	22,356,000
State Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%, 7/01/28	3,250,000	3,272,588
W.K. Nursing Home Corp., FHA Insured, 6.05%, 2/01/26	6,800,000	6,819,312
Yeshiva University, AMBAC Insured, 5.125%, 7/01/29	13,260,000	13,770,245
Yeshiva University, AMBAC Insured, 5.125%, 7/01/34	23,510,000	24,209,893
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Refunding, Series C, 5.75%, 3/15/32	30,100,000	34,301,960
Education, Series A, 5.00%, 3/15/36	7,395,000	7,691,687
Education, Series A, 5.00%, 3/15/37	69,750,000	72,717,165
Education, Series A, AMBAC Insured, 5.00%, 3/15/34	10,325,000	10,674,398
Education, Series C, 5.00%, 12/15/31	17,305,000	18,301,249
Education, Series C, 5.00%, 12/15/35	10,000,000	10,452,800
Education, Series D, 5.00%, 3/15/36	49,000,000	51,114,840
Series A, 5.00%, 2/15/34	16,525,000	17,528,563
Series A, 5.00%, 2/15/39	31,705,000	33,797,530
New York State Energy Research and Development Authority PCR, Niagara Mohawk Power Project, Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25	20,000,000	20,170,000

Annual Report  | 29

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Environmental Facilities Corp. PCR, State Water, Series E, 6.875%, 6/15/14	$1,190,000	$1,194,653
New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
Revolving Funds, New York City Municipal Water, Refunding, Series A, 5.00%, 6/15/37	2,700,000	2,870,559
Revolving Funds, New York City Municipal Water, Refunding, Series B, 5.00%, 6/15/33	6,510,000	6,948,839
Revolving Funds, New York City Municipal Water, Refunding, Series B, 5.00%, 6/15/37	5,310,000	5,626,742
Revolving Funds, Pooled Financing, Series B, 5.25%, 5/15/31	9,595,000	9,742,283
Revolving Funds, Series C, 5.25%, 6/15/31	37,600,000	38,227,168
Series A, 5.125%, 6/15/38	35,000,000	37,739,800
New York State GO, Series A, 5.00%, 2/15/39	6,000,000	6,284,040
New York State HFA State Personal Income Tax Revenue,
Economic Development and Housing, Series A, NATL RE, FGIC Insured, 5.00%, 9/15/34	11,580,000	11,971,867
Series A, 5.00%, 3/15/34	10,000,000	10,490,500
Series A, 5.00%, 3/15/38	15,000,000	15,668,700
New York State HFAR,
Affordable Housing, Series B, 4.85%, 11/01/41	8,500,000	8,542,415
Children’s Rescue Fund Housing, Series A, 7.625%, 5/01/18	3,280,000	3,282,296
Housing Project Mortgage, Refunding, Series A, AGMC Insured, 6.10%, 11/01/15	1,370,000	1,371,000
Housing Project Mortgage, Refunding, Series A, AGMC Insured, 6.125%, 11/01/20	1,460,000	1,460,599
MFM, Refunding, Series B, AMBAC Insured, 6.35%, 8/15/23	2,280,000	2,280,844
MFM, Series B, AMBAC Insured, 6.25%, 8/15/14	75,000	75,029
New York State Medical Care Facilities Finance Agency Revenue,
Hospital and Nursing Home, Series A, FHA Insured, 6.30%, 8/15/23	6,595,000	6,618,148
Hospital and Nursing Home, Series A, FHA Insured, 6.375%, 8/15/33	5,880,000	5,900,933
Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35	13,200,000	13,246,992
Security Mortgage, 2008, Series A, 6.375%, 11/15/20	4,915,000	4,919,424
New York State Municipal Bond Bank Agency School Purpose Revenue, Series C,
5.25%, 6/01/21	5,110,000	5,444,501
5.25%, 12/01/21	8,025,000	8,550,316
5.25%, 6/01/22	3,400,000	3,612,500
5.25%, 12/01/22	5,000,000	5,312,500
5.00%, 6/01/23	5,925,000	6,151,631
5.00%, 12/01/23	3,000,000	3,114,750
New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A, AMBAC Insured, 5.25%, 5/15/31	4,145,000	4,189,269
New York State Power Authority Revenue, Series A,
5.25%, 11/15/30	2,000,000	2,012,200
5.25%, 11/15/40	9,000,000	9,041,670
NATL Insured, 5.00%, 11/15/47	10,000,000	10,448,400
New York State Thruway Authority General Revenue,
AMBAC Insured, 5.00%, 1/01/30	10,000,000	10,367,600
Refunding, Series G, AGMC Insured, 5.00%, 1/01/30	10,000,000	10,450,400
Refunding, Series H, AGMC Insured, 5.00%, 1/01/32	10,000,000	10,376,200
Refunding, Series H, NATL RE, FGIC Insured, 5.00%, 1/01/37	54,810,000	56,444,982
Series G, AGMC Insured, 5.00%, 1/01/32	35,000,000	36,251,250
Series H, AGMC Insured, 5.00%, 1/01/37	10,000,000	10,169,900

30 |  Annual Report

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Refunding, Series C,
AMBAC Insured, 5.00%, 4/01/19	$20,000,000	$21,015,600
NATL Insured, 5.00%, 4/01/20	18,835,000	19,653,381
New York State Thruway Authority Revenue, State Personal Income Tax, Transportation, Series A, 5.00%, 3/15/22	14,270,000	14,721,217
New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge, Refunding, 5.00%,
4/01/18	31,330,000	35,624,403
4/01/19	12,000,000	13,678,920
New York State Urban Development Corp. Revenue,
Correctional Facilities Service Contract, Series D, AGMC Insured, Pre-Refunded, 5.25%, 1/01/30	10,000,000	10,286,700
Empire State Development Corp., Series B, 5.00%, 1/01/26	8,830,000	9,383,994
Empire State Development Corp., Series B, 5.00%, 1/01/27	7,730,000	8,149,662
Empire State Development Corp., Series B, 5.00%, 1/01/28	5,460,000	5,729,724
NATL RE, FGIC Insured, 5.00%, 3/15/29	7,000,000	7,270,480
Personal Income Tax, Series C-1, Pre-Refunded, 5.00%, 3/15/25	3,225,000	3,590,425
Personal Income Tax, State Facilities, Series A, Pre-Refunded, 5.25%, 3/15/32	20,000,000	21,676,800
Refunding, Series D, 5.625%, 1/01/28	3,780,000	4,187,446
[a]Service Contract, Refunding, Series A-1, 5.00%, 1/01/21	11,340,000	12,645,347
[a]Service Contract, Refunding, Series A-1, 5.00%, 1/01/22	5,120,000	5,661,235
[a]Service Contract, Refunding, Series A-2, 5.00%, 1/01/20	18,160,000	20,438,717
[a]Service Contract, Refunding, Series A-2, 5.00%, 1/01/21	20,090,000	22,402,560
[a]Service Contract, Refunding, Series A-2, 5.00%, 1/01/22	7,455,000	8,243,068
State Personal Income Tax, Series B-1, 5.00%, 3/15/36	10,000,000	10,612,100
Niagara Falls Public Water Authority Revenue, Series A, NATL Insured, 5.00%, 7/15/34	9,000,000	9,087,390
Orangetown Housing Authority Housing Facilities Revenue, Senior Housing Center Project, Refunding, NATL Insured, zero cpn., 4/01/30	21,170,000	6,315,011
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Fifty-Sixth Series, 5.00%, 5/01/39	20,000,000	21,193,600
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	30,000,000	31,647,600
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	74,235,000	78,029,151
One Hundred Sixty-First Series, 5.00%, 10/15/31	24,000,000	25,975,440
One Hundred Sixty-First Series, 5.00%, 10/15/34	35,000,000	37,399,950
One Hundred Sixty-First Series, 5.00%, 10/15/35	29,000,000	30,895,440
One Hundred Sixty-First Series, 5.00%, 10/15/39	25,000,000	26,554,250
Sachem Central School District Holbrook GO, Series B, NATL Insured, Pre-Refunded, 5.00%,
10/15/27	3,885,000	4,407,843
10/15/28	2,000,000	2,269,160
Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%,
10/15/29	5,195,000	5,520,778
10/15/32	94,975,000	99,477,765
Saratoga County Water Authority Revenue, Water System, 5.00%, 9/01/48	7,225,000	7,476,069
SONYMA Homeowner Mortgage Revenue,
Series 156, 5.20%, 10/01/28	7,500,000	7,786,875
Series 156, 5.35%, 10/01/33	11,440,000	11,930,776
Series 158, 6.60%, 10/01/38	4,000,000	4,307,040

Annual Report  | 31

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Suffolk County IDA Civic Facility Revenue, New York Institute of Technology Project, Refunding, 5.00%, 3/01/26	$2,000,000	$2,035,320
Syracuse IDA Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
5.25%, 1/01/16	3,515,000	3,374,857
5.375%, 1/01/23	4,760,000	4,218,169
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1C, AMBAC Insured, 5.25%, 6/01/21	18,000,000	19,258,200
Tompkins County IDAR, Civic Facility, Cornell University Lake, Pre-Refunded, 5.75%, 7/01/30	7,510,000	7,613,037
Triborough Bridge and Tunnel Authority Revenues,
5.00%, 11/15/24	6,965,000	7,606,616
5.00%, 11/15/37	54,000,000	56,667,600
Convention Center Project, Series E, zero cpn., 1/01/12	21,625,000	20,839,147
General, Refunding, Series B, NATL Insured, 5.00%, 11/15/27	10,000,000	10,468,900
General, Series A, 5.00%, 11/15/35	9,155,000	9,617,602
General, Series A-2, 5.25%, 11/15/34	10,000,000	10,806,700
General Purpose, Refunding, Series A, 5.00%, 1/01/27	34,500,000	35,554,665
General Purpose, Refunding, Series A, NATL Insured, 5.00%, 1/01/32	3,770,000	3,861,234
General Purpose, Refunding, Series B, 5.125%, 11/15/29	17,175,000	18,097,297
General Purpose, Refunding, Series B, 5.00%, 11/15/32	10,000,000	10,370,500
General Purpose, Series A, 5.00%, 1/01/32	6,110,000	6,257,862
General Purpose, Series A, Pre-Refunded, 5.125%, 1/01/31	24,310,000	26,086,575
General Purpose, Series B, NATL Insured, Pre-Refunded, 5.20%, 1/01/27	4,110,000	4,988,800
General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27	15,000,000	18,207,300
General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30	32,185,000	40,415,348
Refunding, NATL Insured, 5.00%, 11/15/26	10,000,000	10,485,800
Refunding, NATL Insured, 5.00%, 11/15/32	22,875,000	23,722,519
Refunding, Series C, 5.00%, 11/15/33	31,840,000	33,728,430
Refunding, Series C, 5.00%, 11/15/38	46,375,000	48,888,989
Series A, FGIC Insured, 5.00%, 1/01/32	1,970,000	2,017,674
Series D, 5.00%, 11/15/31	48,955,000	51,751,310
sub. bond, AMBAC Insured, 5.00%, 11/15/28	15,000,000	15,789,750
Troy Capital Resource Corp. Revenue, Rensselear Polytechnic, Series A, 5.125%, 9/01/40	32,500,000	33,159,750
Utica IDA Civic Facility Revenue, Munson-Williams-Proctor Institute Project,
5.40%, 7/15/30	1,000,000	1,021,120
Series A, 5.50%, 7/15/29	5,170,000	5,242,328
Warren and Washington IDA Civic Facility Revenue, Series A, AGMC Insured, 5.00%, 12/01/27	8,115,000	8,347,819
Westchester Tobacco Asset Securitization Corp. Revenue,
Capital Appreciation, Pre-Refunded, 6.75%, 7/15/29	15,000,000	15,262,950
Refunding, 5.00%, 6/01/26	2,000,000	1,925,380
Refunding, 5.125%, 6/01/38	7,000,000	6,047,370
Yonkers GO,
Refunding, Series B, NATL Insured, 5.00%, 8/01/30	7,710,000	7,651,404
Refunding, Series B, NATL Insured, 5.00%, 8/01/35	17,130,000	16,305,019
Series A, AMBAC Insured, 5.00%, 9/01/31	12,490,000	12,264,555

32 |  Annual Report

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Yonkers IDA Civic Facility Revenue, Sarah Lawrence College Project, Series A,
5.75%, 6/01/24	$1,150,000	$1,260,711
6.00%, 6/01/29	1,000,000	1,080,000
6.00%, 6/01/41	5,000,000	5,229,650

		6,030,529,886

U.S. Territories 7.8%
Puerto Rico 7.8%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/38	15,600,000	16,498,092
Puerto Rico Commonwealth GO,
Public Improvement, Refunding, Series A, 5.00%, 7/01/20	11,540,000	11,911,011
Public Improvement, Refunding, Series A, 5.125%, 7/01/24	17,580,000	17,688,996
Public Improvement, Refunding, Series A, NATL Insured, 5.50%, 7/01/20	17,810,000	19,209,688
Public Improvement, Refunding, Series A-4, AGMC Insured, 5.25%, 7/01/30	14,000,000	14,827,120
Public Improvement, Refunding, Series A-4, AGMC Insured, 5.00%, 7/01/31	7,150,000	7,356,993
Public Improvement, Refunding, Series B, 6.00%, 7/01/39	20,000,000	21,249,200
Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/27	10,500,000	11,168,745
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y, Pre-Refunded,
5.00%, 7/01/36	4,000,000	4,701,000
5.50%, 7/01/36	10,000,000	12,037,900
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Refunding,
Series A, 5.00%, 7/01/38	575,000	564,759
Series L, AMBAC Insured, 5.25%, 7/01/38	18,350,000	18,163,014
Series N, Assured Guaranty, 5.25%, 7/01/34	30,000,000	32,047,200
Series N, Assured Guaranty, 5.25%, 7/01/36	26,165,000	28,067,457
Series N, NATL Insured, 5.25%, 7/01/32	24,225,000	24,224,031
Puerto Rico Electric Power Authority Power Revenue,
Series CCC, 5.25%, 7/01/27	25,000,000	25,970,500
Series CCC, 5.25%, 7/01/28	10,000,000	10,363,900
Series WW, 5.25%, 7/01/33	32,250,000	32,714,722
Series XX, 5.25%, 7/01/40	14,000,000	14,130,340
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,
Series P, 6.50%, 7/01/30	10,000,000	11,068,000
Series P, 6.75%, 7/01/36	12,500,000	14,041,125
Series Q, 5.625%, 7/01/39	10,000,000	10,102,100
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A,
5.75%, 8/01/37	15,000,000	16,114,200
5.50%, 8/01/42	30,000,000	31,417,200
6.00%, 8/01/42	90,000,000	98,062,200
6.50%, 8/01/44	10,000,000	11,302,800

Total U.S. Territories		515,002,293

Total Municipal Bonds before Short Term Investments (Cost $6,262,153,292)		6,545,532,179

Annual Report  | 33

Franklin New York Tax-Free Income Fund
Statement of Investments, May 31, 2010 (continued)

	Principal Amount	Value
Short Term Investments 2.1%
Municipal Bonds 2.1%
New York 2.1%
[b]New York City GO,
Refunding, Series J, Sub Series J-4, Daily VRDN and Put, 0.25%, 8/01/25	$56,515,000	$56,515,000
Series A, Sub Series A-10, Daily VRDN and Put, 0.25%, 8/01/16	10,700,000	10,700,000
[b]New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and Put, 0.25%, 11/01/39	30,400,000	30,400,000
[b]New York City Transitional Finance Authority Revenue, New York City Recovery, Series 1, Sub Series 1C, Daily VRDN and Put, 0.25%, 11/01/22	11,400,000	11,400,000
[b]Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure Obligations, Refunding, Series 3, Daily VRDN and Put, 0.29%, 6/01/20	12,900,000	12,900,000
[b] Syracuse IDA Civic Facility Revenue, Syracuse University Project,
Series A-1, Daily VRDN and Put, 0.24%, 7/01/37	3,800,000	3,800,000
Series A-2, Daily VRDN and Put, 0.24%, 12/01/37	13,100,000	13,100,000

Total Short Term Investments (Cost $138,815,000)		138,815,000

Total Investments (Cost $6,400,968,292) 101.3%		6,684,347,179
Other Assets, less Liabilities (1.3)%		(84,992,646)

Net Assets 100.0%		$6,599,354,533

See Abbreviations on page 46.

[a]	Security purchased on a when-issued basis. See Note 1(b).

[b]	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

34 |  The accompanying notes are an integral part of these financial statements.  |  Annual Report

Franklin New York Tax-Free Income Fund
Financial Statements
Statement of Assets and Liabilities
May 31, 2010

Assets:
Investments in securities:
Cost	$6,400,968,292

Value	$6,684,347,179
Cash	86,923
Receivables:
Investment securities sold	45,450
Capital shares sold	13,971,170
Interest	82,787,679
Other assets	12,341

Total assets	6,781,250,742

Liabilities:
Payables:
Investment securities purchased	168,003,703
Capital shares redeemed	9,790,973
Affiliates	3,621,507
Accrued expenses and other liabilities	480,026

Total liabilities	181,896,209

Net assets, at value	$6,599,354,533

Net assets consist of:
Paid-in capital	$6,306,336,128
Undistributed net investment income	1,984,425
Net unrealized appreciation (depreciation)	283,378,887
Accumulated net realized gain (loss)	7,655,093

Net assets, at value	$6,599,354,533

Annual Report  |  The accompanying notes are an integral part of these financial statements.  | 35

Franklin New York Tax-Free Income Fund
Financial Statements (continued)
Statement of Assets and Liabilities (continued)
May 31, 2010

Class A:
Net assets, at value	$5,487,829,401

Shares outstanding	466,483,246

Net asset value per share[a]	$11.76

Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.28

Class B:
Net assets, at value	$68,392,506

Shares outstanding	5,826,875

Net asset value and maximum offering price per share[a]	$11.74

Class C:
Net assets, at value	$857,413,114

Shares outstanding	72,957,689

Net asset value and maximum offering price per share[a]	$11.75

Advisor Class:
Net assets, at value	$185,719,512

Shares outstanding	15,781,754

Net asset value and maximum offering price per share	$11.77

[a]	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

36 |  The accompanying notes are an integral part of these financial statements.  |  Annual Report

Franklin New York Tax-Free Income Fund
Financial Statements (continued)
Statement of Operations
for the year ended May 31, 2010

Investment income:
Interest	$297,000,858

Expenses:
Management fees (Note 3a)	28,080,833
Distribution fees: (Note 3c)
Class A	4,623,187
Class B	587,147
Class C	4,646,290
Transfer agent fees (Note 3e)	2,215,387
Custodian fees	94,306
Reports to shareholders	191,468
Registration and filing fees	76,648
Professional fees	167,650
Trustees’ fees and expenses	124,905
Other	309,848

Total expenses	41,117,669

Net investment income	255,883,189

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	21,263,866
Net change in unrealized appreciation (depreciation) on investments	210,568,830

Net realized and unrealized gain (loss)	231,832,696

Net increase (decrease) in net assets resulting from operations	$487,715,885

Annual Report  |  The accompanying notes are an integral part of these financial statements.  | 37

Franklin New York Tax-Free Income Fund
Financial Statements (continued)
Statements of Changes in Net Assets

	Year Ended May 31,
	2010	2009
Increase (decrease) in net assets:
Operations:
Net investment income	$255,883,189	$238,336,063
Net realized gain (loss) from investments	21,263,866	3,604,211
Net change in unrealized appreciation (depreciation) on investments	210,568,830	(113,017,831)

Net increase (decrease) in net assets resulting from operations	487,715,885	128,922,443

Distributions to shareholders from:
Net investment income:
Class A	(221,489,971)	(211,229,061)
Class B	(3,494,207)	(5,157,857)
Class C	(26,214,411)	(18,003,571)
Advisor Class	(6,232,174)	(4,347,694)
Net realized gains:
Class A	(6,223,111)	(21,100,747)
Class B	(109,609)	(582,711)
Class C	(876,564)	(2,081,118)
Advisor Class	(175,154)	(460,466)

Total distributions to shareholders	(264,815,201)	(262,963,225)

Capital share transactions: (Note 2)
Class A	467,265,852	247,185,529
Class B	(46,998,714)	(32,427,944)
Class C	296,008,470	148,126,368
Advisor Class	78,394,082	19,941,580

Total capital share transactions	794,669,690	382,825,533

Redemption fees	—	9,007

Net increase (decrease) in net assets	1,017,570,374	248,793,758
Net assets:
Beginning of year	5,581,784,159	5,332,990,401

End of year	$6,599,354,533	$5,581,784,159

Undistributed net investment income included in net assets:
End of year	$1,984,425	$4,243,302

38 |  The accompanying notes are an integral part of these financial statements.  |  Annual Report

Franklin New York Tax-Free Income Fund
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Franklin New York Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin New York Tax-Free Income Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.
The following summarizes the Fund’s significant accounting policies.
a. Security Valuation
Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.
The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.
b. Securities Purchased on a When-Issued Basis
The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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Franklin New York Tax-Free Income Fund
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
c. Income Taxes
It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of May 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.
d. Security Transactions, Investment Income, Expenses and Distributions
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.
e. Insurance
The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.
Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

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Franklin New York Tax-Free Income Fund
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
f. Accounting Estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
g. Redemption Fees
A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.
h. Guarantees and Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At May 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2010		2009
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	79,293,962	$916,671,249	72,833,499	$811,336,906
Shares issued in reinvestment of distributions	12,940,501	149,158,574	13,025,932	143,664,727
Shares redeemed	(51,745,424)	(598,563,971)	(64,888,450)	(707,816,104)

Net increase (decrease)	40,489,039	$467,265,852	20,970,981	$247,185,529

Class B Shares:
Shares sold	53,169	$609,772	297,363	$3,295,800
Shares issued in reinvestment of distributions	224,554	2,579,397	350,106	3,854,036
Shares redeemed	(4,348,368)	(50,187,883)	(3,590,154)	(39,577,780)

Net increase (decrease)	(4,070,645)	$(46,998,714)	(2,942,685)	$(32,427,944)

Annual Report  | 41

Franklin New York Tax-Free Income Fund
Notes to Financial Statements (continued)
2. Shares of Beneficial Interest (continued)

	Year Ended May 31,
	2010		2009
	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	33,336,207	$384,773,810	20,598,895	$231,064,373
Shares issued in reinvestment of distributions	1,734,568	20,004,273	1,274,313	14,029,190
Shares redeemed	(9,402,505)	(108,769,613)	(8,937,983)	(96,967,195)

Net increase (decrease)	25,668,270	$296,008,470	12,935,225	$148,126,368

Advisor Class Shares:
Shares sold	9,364,719	$108,173,457	5,000,769	$55,643,726
Shares issued in reinvestment of distributions	336,436	3,885,818	230,784	2,531,998
Shares redeemed	(2,912,683)	(33,665,193)	(3,540,156)	(38,234,144)

Net increase (decrease)	6,788,472	$78,394,082	1,691,397	$19,941,580

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent
a. Management Fees
The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

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Franklin New York Tax-Free Income Fund
Notes to Financial Statements (continued)
3. Transactions with Affiliates (continued)
b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.
c. Distribution Fees
The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.
In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.
The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class B	0.65%
Class C	0.65%
d. Sales Charges/Underwriting Agreements
Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$2,151,811
Contingent deferred sales charges retained	$241,035
e. Transfer Agent Fees
For the year ended May 31, 2010, the Fund paid transfer agent fees of $2,215,387, of which $1,335,496 was retained by Investor Services.

Annual Report  | 43

Franklin New York Tax-Free Income Fund
Notes to Financial Statements (continued)
4. Income Taxes
The tax character of distributions paid during the years ended May 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from:
Tax-exempt income	$257,430,763	$238,738,183
Long term capital gain	7,384,438	24,225,042

	$264,815,201	$262,963,225

At May 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$6,401,101,928

Unrealized appreciation	$296,521,214
Unrealized depreciation	(13,275,963)

Net unrealized appreciation (depreciation)	$283,245,251

Undistributed tax exempt income	$726,214
Undistributed ordinary income	11,033
Undistributed long term capital gains	9,035,905

Distributable earnings	$9,773,152

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and regulatory settlements.
Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2010, aggregated $1,723,056,619 and $792,055,028, respectively.
6. Concentration of Risk
The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

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Franklin New York Tax-Free Income Fund
Notes to Financial Statements (continued)
7. Upcoming Acquisitions/Reorganization
On April 13, 2010, the Board of Trustees for the Fund approved a proposal to reorganize New York Insured Tax-Free Income Fund into the Fund. Upon completion of the reorganization, assets in Franklin New York Insured Tax-Free Income Fund will be transferred into the Fund.
8. Credit Facility
The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.
Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended May 31, 2010, the Fund did not utilize the Global Credit Facility.
9. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:
•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
At May 31, 2010, all of the Fund’s investments in securities carried at fair value were in Level 2 inputs.

Annual Report  | 45

Franklin New York Tax-Free Income Fund
Notes to Financial Statements (continued)
10. New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.
11. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
ABBREVIATIONS
Selected Portfolio

AGMC	- American Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BHAC	- Berkshire Hathaway Assurance Corp.
COP	- Certificate of Participation
ETM	- Escrow to Maturity
FGIC	- Financial Guaranty Insurance Co.
FHA	- Federal Housing Authority/Agency
GO	- General Obligation
HDC	- Housing Development Corp.
HFA	- Housing Finance Authority/Agency
HFAR	- Housing Finance Authority Revenue
IDA	- Industrial Development Authority/Agency
IDAR	- Industrial Development Authority Revenue
MFHR	- Multi-Family Housing Revenue
MFM	- Multi-Family Mortgage
MTA	- Metropolitan Transit Authority
NATL	- National Public Financial Guarantee Corp.
NATL RE	- National Public Financial Guarantee Corp. Reinsured
PBA	- Public Building Authority
PCR	- Pollution Control Revenue
SONYMA	- State of New York Mortgage Agency
XLCA	- XL Capital Assurance

46 |  Annual Report

Franklin New York Tax-Free Income Fund
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Franklin New York Tax-Free Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Tax-Free Income Fund (the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
July 19, 2010

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Franklin New York Tax-Free Income Fund
Tax Designation (unaudited)
Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2010. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2011, shareholders will be notified of amounts for use in preparing their 2010 income tax returns.
Under Section 852(b)(3)(C) of the Code, the Fund designates the maximum amount allowable but no less than $7,384,438 as a long term capital gain dividend for the fiscal year ended May 31, 2010.

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Franklin New York Tax-Free Income Fund
Board Members and Officers
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	131	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	108	ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	131	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	131	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).
Annual Report  | 49

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	131	Hess Corporation (exploration and refining of oil and gas)
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years:
Senior Vice President — Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	108	None
Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President — Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President — Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President, Chief Investment Officer - Investment Management and Chairman of the Board	Trustee since 1982 and Chairman of the Board since 2007	131	None
Principal Occupation During Past 5 Years:
Chairman of the Board, Member — Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
50 |  Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Since 1983	51	None
Principal Occupation During Past 5 Years:
Vice Chairman, Member — Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President — AML Compliance	Chief Compliance Officer since 2004 and Vice President — AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer — Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Annual Report  | 51

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since August 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer — Investment Management	Since April 2010	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since August 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
52 |  Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**	Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Prior to May 31, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.
Annual Report  | 53

Franklin New York Tax-Free Income Fund
Shareholder Information
Board Review of Investment Management Agreement
At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.
In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange
54 |  Annual Report

Franklin New York Tax-Free Income Fund
Shareholder Information (continued)
Board Review of Investment Management Agreement (continued)
investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2009, as well as the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report showed the Fund’s income return for 2009 to be in the second-highest quintile of its Lipper performance universe, and on an annualized basis to be in the second-highest quintile of such universe for the previous three-year period, and in the highest quintile of such universe for each of the previous five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the second-lowest quintile of its performance universe, but its total return for each of the previous three-, five- and 10-year periods on an annualized basis to be in the highest quintile of the Lipper performance universe.
Annual Report  | 55

Franklin New York Tax-Free Income Fund
Shareholder Information (continued)
Board Review of Investment Management Agreement (continued)
Management explained that the Fund’s relative total performance in 2009 reflected its conservative holding strategy of not utilizing leverage or derivatives or high yield debt, which types of instruments had performed well in the 2009 market recovery. The Board expressed its satisfaction with such performance, noting management’s explanation and the fact that the primary investment objective of the Fund is to obtain a high level of tax-exempt income.
COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate for the Fund to be in the second least expensive quintile of its Lipper expense group, and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with the expenses of the Fund in comparison to its Lipper expense group as shown in the Lipper report.
MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its
56 |  Annual Report

Franklin New York Tax-Free Income Fund
Shareholder Information (continued)
Board Review of Investment Management Agreement (continued)
affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.
ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund’s net assets were approximately $6.2 billion at December 31, 2009, and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.
Annual Report  | 57

Franklin New York Tax-Free Income Fund
Shareholder Information (continued)
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.
Householding of Reports and Prospectuses
You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.
58 |  Annual Report

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Franklin Templeton Funds
Literature Request. To receive a summary prospectus and/or prospectus, please call us at (800) DIAL BEN/(800) 342-5236 or visit franklintempleton.com. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read a prospectus before investing. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.
VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund2
Mutual Shares Fund
BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund
GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund
GLOBAL
Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund
INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets
Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund
HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund
ASSET ALLOCATION
Franklin Templeton Corefolio® Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund3
Franklin Templeton Growth Allocation Fund3
Franklin Templeton Moderate Allocation Fund3
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund
FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government
Securities Fund4
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund
TAX-FREE INCOME5
National
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund6
Limited-/Intermediate-Term
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund
State-Specific

Alabama
Arizona
California[7]
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts[8]
Michigan[8]
Minnesota[8]
Missouri
New Jersey
New York[7]
North Carolina
Ohio[8]
Oregon
Pennsylvania
Tennessee
Virginia
INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust9

1.	The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2.	The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

3.	Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds’ investment goals and principal investment strategies remained unchanged.

4.	An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5.	For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.	The fund invests primarily in insured municipal securities.

7.	These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

8.	The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word “Insured” from the fund name. The changes became effective 2/15/09.

9.	The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10	Not part of the annual report

One Franklin Parkway San Mateo, CA 94403-1906
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on franklintempleton.com
Annual Report and Shareholder Letter
Franklin New York
Tax-Free Income Fund
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton.com
Shareholder Services
(800) 632-2301
Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.
© 2010 Franklin Templeton Investments. All rights reserved.
115 A 07/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $93,624 for the fiscal year ended May 31, 2010 and $101,539 for the fiscal year ended May 31, 2009.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $762 for the fiscal year ended May 31, 2010 and $6,000 for the fiscal year ended May 31, 2009. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2010 and $3,899 for the fiscal year ended May 31, 2009.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2010 and $280,178 for the fiscal year ended May 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $762 for the fiscal year ended May 31, 2010 and $290,077 for the fiscal year ended May 31, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2010

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  July 27, 2010